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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated February 24, 1999, included in Vintage Petroleum, Inc.'s Annual Report on Form 10-K dated March 12, 1999, and to all references to our Firm included in this Form S-3 Registration Statement.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
April 30, 1999